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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, the chief financial officer of Dynabazaar, Inc. (the "Company"), certify that
(i) the Annual Report on Form 10-K for the year ended December 31, 2005 (the "10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 30, 2006                                  /s/Melvyn Brunt
                                                         -----------------------
                                                         Melvyn Brunt
                                                         Chief Financial Officer

A signed original copy of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.